Lease Arrangements (Tables)	12 Months Ended
Dec. 31, 2020
Lease Arrangements
Schedule of future minimum rentals, expected to be earned on non cancellable time charters

The future minimum rentals, expected to be earned on non-cancellable time charters consisted of the following as of December 31, 2020 (in thousands):

2021	$478,692
2022	310,499
2023	190,308
2024	57,070
2025	19,571
2026 and thereafter	42,642
Total future rentals	$1,098,782